UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2022

Worksport, LTD

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40681	35-2696895
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada  L4K 0B1

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	WKSP	The Nasdaq Stock Market LLC
Warrants to purchase common stock	WKSPW	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

On January 4, 2022, the Company issued a press release regarding Worksport being Granted $1.15M from Canadian Federal Government Partner, MITACS. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated January 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD

Date: January 4, 2022	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer
(Principal Executive Officer)